Exhibit 99.2

SUPPLEMENTAL INFORMATION

Quarter ended September 30, 2016

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 235 wholly-owned properties and 31 joint venture properties totaling over 42 million square feet of gross leasable area (“GLA”) across 49 states and Puerto Rico.  Pursuant to a master lease (the “Master Lease”), 221 of the Company’s wholly-owned properties are leased to Sears Holdings Corporation (“Sears Holdings”) and are operated under either the Sears or Kmart brand.  The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes.  At several properties, third-party tenants under direct leases occupy a portion of leasable space alongside Sears and Kmart, and 14 properties are leased entirely to third parties.  The Company also owns 50% interests in 31 properties through joint venture investments with General Growth Properties, Inc. (NYSE: GGP), Simon Property Group Inc. (NYSE: SPG), and The Macerich Company (NYSE: MAC).  A substantial majority of the space at the Company’s joint venture properties is also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

On June 11, 2015, Sears Holdings effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively own 28 properties, ground lease one property and lease two properties (collectively, the “JV Properties”) (collectively, the “Transaction”).  The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations.  The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

QUARTER ENDED SEPTEMBER 30, 2016

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer
Brian Dickman	EVP and Chief Financial Officer
Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction
Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

September 30, 2016

(In thousands, except per share, PSF and ratio amounts)

		Three Months Ended	Nine Months Ended
Financial Results		September 30, 2016	September 30, 2016
Net loss (page 3)		$(21,102)	$(36,554)
Total NOI (page 5)		48,087	141,782
FFO (page 7)		12,251	71,972
Company FFO (page 7)		32,638	97,291
Net loss per diluted share (page 3)		$(0.67)	$(1.16)
FFO per diluted share (page 7)		0.22	1.29
Company FFO per diluted share (page 7)		0.59	1.75
Stock trading price range		$44.50 to $51.37	$37.51 to $56.47
Weighted average diluted shares used in EPS computations		31,419	31,414
Weighted average diluted shares used in FFO computations		55,595	55,590

			As of
Property Data (page 10)			September 30, 2016
Number of properties			266
Gross leasable area (total / at share)			42,403 / 39,679
Percentage leased (total / at share)			99.2% / 99.3%

	As of September 30, 2016
		% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$151,746	68.6%	$4.39
In-Place Third-Party Leases	40,604	18.4%	12.24
SNO Third-Party Leases	28,815	13.0%	19.25
Total	$221,165	100.0%	$5.61

			As of
Financial Ratios (page 4)			September 30, 2016
Total debt to total market capitalization			29.5%
Net debt to adjusted EBITDA			5.3	x
Adjusted EBITDA to cash interest expense			3.3	x

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet

September 30, 2016

(In thousands, except share and per share amounts)

	September 30, 2016	December 31, 2015
ASSETS
Investment in real estate
Land	$840,021	$840,563
Buildings and improvements	831,269	814,652
Accumulated depreciation	(78,025)	(29,076)
	1,593,265	1,626,139
Construction in progress	44,172	13,136
Net investment in real estate	1,637,437	1,639,275
Investment in unconsolidated joint ventures	419,675	427,052
Cash and cash equivalents	90,029	62,867
Restricted cash	81,790	92,475
Tenant and other receivables, net	13,477	9,772
Lease intangible assets, net	505,564	578,795
Prepaid expenses, deferred expenses and other assets, net	12,466	23,123
Total assets	$2,760,438	$2,833,359

LIABILITIES AND EQUITY
Liabilities
Mortgage loans payable, net	$1,165,675	$1,142,422
Accounts payable, accrued expenses and other liabilities	130,283	120,860
Total liabilities	1,295,958	1,263,282

Commitments and contingencies (Note 10)

Shareholders' Equity
Class A shares $0.01 par value; 100,000,000 shares authorized; 25,822,201 and 24,817,842 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	258	248
Class B shares $0.01 par value; 5,000,000 shares authorized; 1,589,020 shares issued and outstanding as of September 30, 2016 and December 31, 2015	16	16
Class C shares $0.01 par value; 50,000,000 shares authorized; 5,775,735 and 6,773,185 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	58	68
Additional paid-in capital	925,296	924,508
Accumulated deficit	(98,425)	(38,145)
Total shareholders' equity	827,203	886,695
Non-controlling interests	637,277	683,382
Total equity	1,464,480	1,570,077
Total liabilities and equity	$2,760,438	$2,833,359

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations

September 30, 2016

(In thousands, except per share amounts)

		July 7, 2015
	Three Months Ended	(date operations commenced) to	Nine Months Ended
	September 30,	September 30,	September 30,
	2016	2015	2016
REVENUE
Rental income	$45,584	$41,389	$136,737
Tenant reimbursements	12,023	12,674	45,741
Total revenue	57,607	54,063	182,478
EXPENSES
Property operating	4,505	2,815	17,176
Real estate taxes	7,965	10,741	31,101
Depreciation and amortization	44,532	32,935	121,365
General and administrative	4,252	5,782	13,104
Litigation charge	19,000	-	19,000
Allowance for doubtful accounts	124	-	269
Acquisition-related expenses	-	18,340	73
Total expenses	80,378	70,613	202,088
Operating income	(22,771)	(16,550)	(19,610)
Equity in income of unconsolidated joint ventures	1,497	2,720	4,495
Interest and other income	77	38	196
Interest expense	(15,931)	(14,796)	(47,297)
Unrealized loss on interest rate cap	(47)	(2,814)	(1,898)
Loss before income taxes	(37,175)	(31,402)	(64,114)
Provision for income taxes	(72)	(451)	(412)
Net loss	(37,247)	(31,853)	(64,526)
Net loss attributable to non-controlling interests	16,145	13,552	27,972
Net loss attributable to common shareholders	$(21,102)	$(18,301)	$(36,554)

Net loss per share attributable to Class A and Class C common shareholders - Basic and diluted (1)	$(0.67)	$(0.58)	$(1.16)

Weighted average Class A and Class C common shares outstanding - Basic and diluted (1)	31,419	31,384	31,414

(1)	Earnings per share is not presented for Class B shareholders as they do not have economic rights.

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Debt Ratios

September 30, 2016

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	September 30, 2016		December 31, 2015
Class A common shares outstanding	25,822		24,818
Class C common shares outstanding	5,776		6,773
OP units outstanding	24,176		24,176
Total shares & units outstanding	55,774		55,767
Share Price	$50.68		$40.22
Equity market capitalization	$2,826,626		$2,242,949

Total Market Capitalization
Equity market capitalization	$2,826,626		$2,242,949
Total debt	1,180,434		1,161,196
Total market capitalization	$4,007,060		$3,404,144

Debt Ratios
Total debt to total market capitalization	29.5%		34.1%

Total debt	$1,180,434		$1,161,196
Cash and cash equivalents	(90,029)		(62,867)
Restricted cash	(81,790)		(92,475)
Net Debt	$1,008,615		$1,005,854

Net debt to Adjusted EBITDA (1)	5.3	x	5.3	x

Gross real estate investments	$2,311,497		$2,264,573
Investment in unconsolidated joint ventures	419,675		427,052
Total real estate investments	$2,731,172		$2,691,625

Net debt to total real estate investments	36.9%		37.4%

Interest expense	$15,931		$30,461
Amortization of deferred financing costs	(1,340)		(2,657)
Cash interest expense	$14,591		$27,804

Adjusted EBITDA to cash interest expense	3.3	x	3.3	x

(1)	Adjusted EBITDA for the period has been annualized for purposes of calculating net debt to Adjusted EBITDA.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

September 30, 2016

(In thousands)

		July 7, 2015
	Three Months Ended	(date operations commenced) to	Nine Months Ended
	September 30,	September 30,	September 30,
Total NOI	2016	2015	2016
Rental income	$45,584	$41,389	$136,737
Tenant reimbursements	12,023	12,674	45,741
Total revenue	57,607	54,063	182,478
Property operating	4,505	2,815	17,176
Real estate taxes	7,965	10,741	31,101
Allowance for doubtful accounts	124	—	269
Total expenses	12,594	13,556	48,546
NOI from consolidated properties	45,013	40,507	133,932
NOI from unconsolidated properties	6,431	6,286	20,057
Total NOI before GAAP adjustments	51,444	46,793	153,989
Straight-line rental income (1)	(3,100)	(4,124)	(11,526)
Above/below market rental income/expense (1)	(257)	(207)	(681)
Total NOI	$48,087	$42,462	$141,782

Reconciliation of Net Loss to NOI and Total NOI
Net loss	$(37,247)	$(31,853)	$(64,526)
Depreciation and amortization	44,532	32,935	121,365
General and administrative	4,252	5,782	13,104
Litigation charges	19,000	-	19,000
Acquisition-related expenses	-	18,340	73
Equity in income of unconsolidated joint ventures	(1,497)	(2,720)	(4,495)
Interest and other income	(77)	(38)	(196)
Interest expense	15,931	14,796	47,297
Unrealized loss on interest rate cap	47	2,814	1,898
Provision for income taxes	72	451	412
NOI	$45,013	$40,507	$133,932
NOI of unconsolidated joint ventures	6,431	6,286	20,057
Straight-line rent adjustment (1)	(3,100)	(4,124)	(11,526)
Above/below market rental income/expense (1)	(257)	(207)	(681)
Total NOI	$48,087	$42,462	$141,782

	As of	As of
Annualized Total NOI	September 30, 2016	September 30, 2015
Total NOI (per above)	$48,087	$42,462
Current period adjustments (2)	203	4,295
Adjusted Total NOI	48,290	46,757
Annualize	x 4	x 4
Adjusted Total NOI annualized	193,160	187,028
Plus: estimated annual Total NOI - SNO leases	28,815	8,698
Less: estimated annual Total NOI - recaptured Sears space	(6,378)	-
Annualized Total NOI	$215,597	$195,726

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDA and Adjusted EBITDA

September 30, 2016

(In thousands)

		July 7, 2015
	Three Months Ended	(date operations commenced) to	Nine Months Ended
	September 30,	September 30,	September 30,
EBITDA	2016	2015	2016
Net loss	$(37,247)	$(31,853)	$(64,526)
Depreciation and amortization	44,532	32,935	121,365
Depreciation and amortization (unconsolidated joint ventures)	5,191	3,688	15,653
Interest expense	15,931	14,796	47,297
Provision for income and other taxes	72	451	412
EBITDA	$28,479	$20,017	$120,201

Adjusted EBITDA
EBITDA	$28,479	$20,017	$120,201
Unrealized loss on interest rate cap	47	2,814	1,898
Litigation charge	19,000	-	19,000
Acquisition-related expenses	-	18,340	73
Up-front hiring and personnel costs	-	1,795	328
Adjusted EBITDA	$47,526	$42,966	$141,500

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

September 30, 2016

(In thousands, except per share amounts)

		July 7, 2015
	Three Months Ended	(date operations commenced) to	Nine Months Ended
	September 30,	September 30,	September 30,
Funds from Operations	2016	2015	2016
Net loss	$(37,247)	$(31,853)	$(64,526)
Real estate depreciation and amortization (consolidated properties)	44,307	32,935	120,845
Real estate depreciation and amortization (unconsolidated joint ventures)	5,191	3,688	15,653
FFO attributable to common shareholders and unitholders	$12,251	$4,770	$71,972

FFO per diluted common share and unit	$0.22	$0.09	$1.29

Company Funds from Operations
Funds from Operations attributable to Seritage Growth Properties	$12,251	$4,770	$71,972
Unrealized loss on interest rate cap	47	2,814	1,898
Amortization of deferred financing costs	1,340	1,324	4,020
Litigation charge	19,000	-	19,000
Acquisition-related expenses	-	18,340	73
Up-front hiring and personnel costs	-	1,795	328
Company FFO attributable to common shareholders and unitholders	$32,638	$29,043	$97,291

Company FFO per diluted common share and unit	$0.59	$0.52	$1.75

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	31,419	31,384	31,414
Weighted average OP units outstanding	24,176	24,176	24,176
Weighted average common shares and units outstanding	55,595	55,560	55,590

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

September 30, 2016

(In thousands)

	As of	As of
Debt Summary	September 30, 2016	December 31, 2015
Mortgage notes payable	$1,180,000	$1,161,000
Interest rate	LIBOR + 465	LIBOR + 465
Maturity	July 2019	July 2019
Extension options (subject to terms and conditions)	(2) one-year options	(2) one-year options

Restricted Cash
Reserve for property operating expenses	$31,426	$38,511
Reserve for acquired redevelopment projects / capital expenditures	17,108	28,701
Prepaid rent	14,569	2,646
Reserve for environmental remediation	11,768	12,039
Reserve for deferred maintenance	6,919	10,578
Total restricted cash	$81,790	$92,475

Prepaid Expenses, Deferred Expenses and Other Assets
FF&E	$4,942	$2,572
Prepaid insurance	3,799	3,794
Deferred expenses and other	3,521	1,937
Interest rate cap	204	2,101
Escrowed recapture fees	-	12,719
Total prepaid expenses, deferred expenses and other assets	$12,466	$23,123

Accounts Payable, Accrued Expenses and Other Liabilities
Accrued real estate taxes	$25,407	$25,333
Litigation charge	19,000	-
Below-market leases	17,358	18,986
Dividends payable	14,659	27,894
Prepaid rental income	13,558	1,331
Accounts payable and accrued expenses	12,893	13,793
Environmental reserve	11,596	11,824
Deferred maintenance	7,001	10,281
Accrued interest	2,727	2,748
Sears Holdings payable	6,084	8,670
Total accounts payable, accrued expenses and other liabilities	$130,283	$120,860

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

September 30, 2016

(In thousands)

	Three Months Ended	Nine Months Ended
Select Non-Cash Items	September 30, 2016	September 30, 2016
Straight-line rental income
Wholly-owned	$3,016	$11,243
Joint ventures	84	283
Total	$3,100	$11,526

Net amortization of above/below market rental income/expense
Wholly-owned	$189	$518
Joint ventures	68	163
Total	$257	$681

Amortization of deferred financing costs	$(1,340)	$(4,020)
Stock-based compensation expense	(267)	(801)

Capital Expenditures
Development and redevelopment costs	$17,089	$38,338
Tenant improvements and allowances	1,523	5,282
Maintenance capital expenditures	-	-
Leasing commissions	153	597
Total capital expenditures	$18,765	$44,217

Dividends
Dividends per Class A and Class C common share	$0.25	$0.75
Declaration date	August 2, 2016
Record date	September 30, 2016
Payment date	October 13, 2016

PROPERTY INFORMATION

Portfolio Overview

September 30, 2016

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of September 30, 2016:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	235	31	266

Total GLA	36,954	5,449	42,403
At share	36,954	2,725	39,679

Leased GLA	36,664	5,449	42,113
At share	36,664	2,725	39,389

Percentage leased	99.2%	100.0%	99.3%
At share	99.2%	100.0%	99.3%

Annual Base Rent Summary

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2016:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
Sears Holdings (1)	252	34,574	87.8%	$151,746	68.6%	$4.39
In-Place Third-Party Leases	244	3,318	8.4%	40,604	18.4%	12.24
SNO Third-Party Leases	55	1,497	3.8%	28,815	13.0%	19.25
Sub-Total Third-Party Leases	299	4,815	12.2%	69,419	31.4%	14.42
Total	551	39,389	100.0%	$221,165	100.0%	$5.61

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2016

(In thousands, except number of properties/leases and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2016:

	Number of	Annual	% of Total	Rent
State	Properties	Rent	Annual Rent	PSF
California	43	$41,241	18.6%	$6.04
Florida	27	27,366	12.4%	6.49
New York	12	13,005	5.9%	6.66
Texas	17	12,764	5.8%	4.91
Illinois	12	9,823	4.4%	4.35
New Jersey	7	8,928	4.0%	8.13
Pennsylvania	8	8,462	3.8%	9.38
Virginia	6	7,854	3.6%	6.52
Michigan	10	7,356	3.3%	3.97
Puerto Rico	6	6,262	2.8%	6.96
Total Top 10	148	$143,061	64.6%	$6.01
Other (1)	118	78,104	35.4%	5.01
Total	266	$221,165	100.0%	$5.61

(1)	Includes 40 states

Tenant Summary

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2016:

	Number of	Annual	% of Total
Tenant	Leases	Rent	Annual Rent
Sears Holdings (1)	252	$151,746	68.6%
Lands' End (2)	73	7,060	3.2%
Primark	5	5,544	2.5%
Nordstrom Rack	6	4,385	2.0%
Dave & Busters	3	4,247	1.9%
Burlington Stores	6	4,075	1.8%
At Home	7	3,922	1.8%
Dick's Sporting Goods	3	3,498	1.6%
PetSmart	4	1,549	0.7%
BJs Brewhouse	5	1,213	0.5%

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)

Lease agreements between Sears Holdings and Lands’ End were retained as a sublease under the Master Lease.  However, Sears Holdings pays the Company additional rent under the Master Lease (in lieu of base rent attributable to the Lands’ End space leased to Sears Holdings under the Master Lease) an amount equal to rent payments (including expenses) required to be made by Lands’ End under the Lands’ End leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2016

(In thousands, except number of properties and PSF amounts)

Retail Property Type

As of September 30, 2016, the portfolio included 133 properties attached to regional malls and 133 shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of September 30, 2016:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent (2)	PSF	Occupancy
Mall	133	21,543	$131,393	$6.10	99.8%
Shopping Center	133	17,846	89,773	5.03	98.6%
Total	266	39,389	$221,165	$5.61	99.3%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

PROPERTY INFORMATION

Signed Not Yet Open Leases (“SNO Leases”)

September 30, 2016

(In thousands, except PSF amounts)

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from June 30, 2016 to September 30, 2016, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)			Total		Incremental (1)
	Number of		Annual	Annual	Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF	Rent	Rent PSF
As of June 30, 2016	46	1,044	$23,793	$22.79	$13,758	$19.46
Opened	(5)	(90)	(2,444)	27.16
Signed	14	543	7,466	13.75	4,706	10.32
As of September 30, 2016	55	1,497	$28,815	$19.25	$18,464	$15.89

(1)	Reflects incremental rent for new tenants over that paid by Sears Holdings on a same space basis.

SNO Lease Detail

Below is a list of the Company’s SNO Leases as of September 30, 2016, including JV Properties presented at the Company’s proportional share:

Property	Tenant(s)	GLA	Base Rent	Rent PSF
Multiple (6 locations)	Burlington Stores	282
Multiple (2 locations)	At Home	181
Multiple (3 locations)	Dave & Busters	119
Orlando, FL	Floor & Décor, Orchard Supply Hardware	100
St. Petersburg, FL	Dick's Sporting Goods, Lucky's Market, PetSmart	98
Honolulu, HI	Long’s Drugs (CVS), PetSmart, Ross Dress for Less	76
Rehoboth Beach, DE	Christmas Tree Shops and That!, PetSmart	53
Memphis, TN	Nordstrom Rack, Ulta Beauty	43
Multiple (5 locations)	BJ’s Brewhouse	38
Braintree, MA	Saks OFF 5th	33
King of Prussia, PA (auto center)	Outback Steakhouse, Yard House	20
Carson, CA (auto center)	Applebee’s, Chick-Fil-A, Chipotle, Jersey Mike’s, Smash Burger	14
Hialeah, FL	Forever 21	13
San Antonio, TX (auto center)	Jared the Galleria of Jewelry, Orvis	11
Other (Wholly Owned Properties)	Various	298
Other (JV Properties)	Various	118
Seritage Total (at share)		1,497	$28,815	$19.25

PROPERTY INFORMATION

Redevelopment Projects

September 30, 2016

(In thousands)

The table below summarizes the Company’s pipeline of retenanting and redevelopment projects, including those initiated subsequent to September 30, 2016:

(dollars in thousands)			Total	Total
			Estimated	Estimated	Estimated	Estimated
		Total Project	Development	Project	Construction	Substantial
Property	Description	Square Feet	Cost (1)	Cost (1)	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	$3,900	$3,900	Underway	Q4 2016
Braintree, MA	100% recapture; redevelopment of existing building to be anchored by Nordstrom Rack and Saks OFF 5th	90,000	11,700	12,100	Underway	Q4 2016
Honolulu, HI	100% recapture; redevelopment of existing building for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	8,500	19,700	Underway	Q2 2017
San Antonio, TX	Recapture and repurpose auto center space for Orvis, Jared's Jeweler and small shop retail	18,900	3,300	3,300	Underway	Q2 2017
Memphis, TN	100% recapture; demolish and construct new buildings for Nordstrom Rack, Ulta Beauty, additional junior anchors, small shop retail and restaurants	135,200	24,100	25,200	Underway	Q3 2017
Ft. Wayne, IN	Site densification; new outparcel for BJ's Brewhouse	7,600	1,100	1,100	Q4 2016	Q2 2017
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse and additional restaurants	28,000	5,700	5,700	Q4 2016	Q3 2017
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	1,900	1,900	Q4 2016	Q3 2017
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse and additional restaurants	15,400	2,700	2,700	Q4 2016	Q4 2017
Wayne, NJ	Partial recapture; redevelopment of existing store for Dave & Busters, additional junior anchors and restaurants	111,300	21,100	21,100	Q1 2017	Q4 2017
Fairfax, VA	Partial recapture; redevelopment of existing store and attached auto center for Dave & Busters, additional junior anchors and restaurants	110,300	18,600	18,600	Q1 2017	Q4 2017
Madison, WI	Partial recapture; redevelopment of existing store for Dave & Busters, additional junior anchors, small shop retail and restaurants	75,300	14,200	14,200	Q1 2017	Q4 2017
West Jordan, UT	Partial recapture; redevelopment of existing store and attached auto center for Burlington Stores and small shop retail	81,400	10,800	10,800	Q1 2017	Q4 2017
Warwick, RI	Recapture and repurpose auto center space for BJ's Brewhouse and additional retail	27,900	4,500	4,500	Q1 2017	Q4 2017
Roseville, MI	Partial recapture; redevelopment of existing store for At Home	100,400	5,400	5,400	Q1 2017	Q4 2017
Troy, MI	Partial recapture; redevelopment of existing store for At Home	100,000	5,500	5,500	Q1 2017	Q4 2017

PROPERTY INFORMATION

(dollars in thousands)			Total	Total
			Estimated	Estimated	Estimated	Estimated
		Total Project	Development	Project	Construction	Substantial
Property	Description	Square Feet	Cost (1)	Cost (1)	Start	Completion
West Hartford, CT	100% recapture; redevelopment of existing building to be anchored by Saks OFF 5th and REI	147,600	26,500	27,200	Q1 2017	Q1 2018
Anderson, SC	Partial recapture; redevelopment of existing building for Burlington Stores	124,300	7,600	7,600	Q2 2017	Q4 2017
North Hollywood, CA	Partial recapture; redevelopment of existing store for Burlington Stores and additional junior anchors	79,800	12,300	12,300	Q2 2017	Q1 2018
Charleston, SC	Partial recapture; redevelopment of existing store and detached auto center for Burlington Stores and additional retail	71,700	11,000	11,000	Q2 2017	Q1 2018
Rehoboth Beach, DE	Partial recapture; redevelopment of existing store to be anchored by Christmas Tree Shops and That! and PetSmart	56,700	8,600	8,600	Q2 2017	Q1 2018
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Décor, Orchard Supply Hardware, small shop retail and restaurants	139,200	19,600	19,900	Q2 2017	Q2 2018
Springfield, IL	Sears termination property; redevelopment of existing store for Burlington Stores, Outback Steakhouse, additional junior anchors and small shop retail	133,400	13,900	13,900	Q2 2017	Q2 2018
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart and additional junior anchors, small shop retail and restaurants	142,400	21,300	22,900	Q2 2017	Q2 2018
Kearney, NE	Sears termination property; redevelopment of existing store for PetSmart and additional junior anchors	92,500	7,400	7,400	Q2 2017	Q2 2018
Total		2,005,600	$271,200	$286,500

	Projected Annual Income (2)			Incremental
	Total	Existing	Incremental	Yield (3)
Total redevelopment projects	$48,300	$15,500	$32,800	11.0% - 12.0%

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.

PROPERTY INFORMATION

Sears Holdings Termination Properties

September 30, 2016

(In thousands)

Terminated Properties Summary

During the three months ended September 30, 2016, Sears Holdings provided notice that it intends to exercise its right to terminate the Master Lease with respect to 17 stores totaling 1.7 million square feet of gross leasable area.  The aggregate annual base rent at these stores is approximately $5.9 million, or 2.7% of the Company's total annual base rent as of September 30, 2016, including all signed leases.  Sears Holdings will continue to pay Seritage rent until it vacates the stores which is expected to occur in January 2017, and will also pay Seritage a termination fee equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expenses.

The table below provides a summary of the 17 properties to be terminated:

Property	Square Feet
Cullman, AL	98,500
Sierra Vista, AZ	86,100
Thornton, CO	190,200
Chicago, IL	118,800
Springfield, IL	84,200
Elkhart, IN	86,500
Merrillville, IN	108,300
Houma, LA	96,700
New Iberia, LA	91,700
Alpena, MI	118,200
Manistee, MI	87,800
Sault Sainte Marie, MI	92,700
Kearney, NE	86,500
Deming, NM	96,600
Harlingen, TX	91,700
Yakima, WA	97,300
Riverton, WY	94,800
Total square feet	1,726,600

PROPERTY INFORMATION

Joint Venture Properties

September 30, 2016

(In thousands)

GGP Joint Venture

				Recapture	Total
	Mall Name	City	State	Rights (1)(2)	GLA (3)	Leased (3)
1	Valley Plaza Mall (4)	Bakersfield	CA	50%	102,100	100%
2	Pembroke Lakes Mall (4)(5)	Pembroke Pines	FL	50%	72,100	100%
3	Oakbrook Center (6)	Oak Brook	IL	50%	157,000	100%
4	Natick Collection (5)(6)	Natick	MA	50%	95,300	100%
5	The Mall in Columbia (6)	Columbia	MD	50%	74,500	100%
6	Ridgedale Center	Minnetonka	MN	50%	102,500	100%
7	Paramus Park (6)	Paramus	NJ	100%	96,200	100%
8	Coronado Center (4)	Albuquerque	NM	50%	83,400	100%
9	Staten Island Mall (4)	Staten Island	NY	50%	94,400	100%
10	Sooner Mall (5)	Norman	OK	50%	33,400	100%
11	Stonebriar Centre	Frisco	TX	50%	81,500	100%
12	Alderwood (6)	Lynnwood	WA	100%	88,800	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(2)	In addition to the 50% recapture rights described above, the joint venture reached an agreement with Sears Holdings to recapture 100% of certain stores for a specified fee.
(3)	Based on signed leases as of September 30, 2016; GLA presented at the Company's proportional share.
(4)	The joint venture exercised some or all of its recapture rights for this property prior to the quarter ended September 30, 2016.
(5)	Property is subject to a lease or ground lease agreement.
(6)	Subsequent to September 30, 2016, the joint venture announced plans to recapture this property according to a specific schedule.

Simon Joint Venture

				Recapture	Total
	Mall Name	City	State	Rights (1)	GLA (2)	Leased (2)
1	Brea Mall	Brea	CA	50%	84,100	100%
2	Santa Rosa Plaza	Santa Rosa	CA	50%	82,700	100%
3	Burlington Mall	Burlington	MA	50%	135,600	100%
4	Briarwood	Ann Arbor	MI	50%	85,300	100%
5	Ocean County Mall	Toms River	NJ	50%	54,600	100%
6	The Shops at Nanuet	Nanuet	NY	50%	110,700	100%
7	Woodland Hills Mall	Tulsa	OK	50%	75,100	100%
8	Ross Park Mall	Pittsburgh	PA	50%	88,300	100%
9	Barton Creek Square	Austin	TX	50%	82,300	100%
10	Midland Park Mall	Midland	TX	50%	58,300	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of September 30, 2016; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

September 30, 2016

(In thousands)

Macerich Joint Venture

				Recapture	Total
	Mall Name	City	State	Rights (1)	GLA (2)	Leased (2)
1	Chandler Fashion Center	Chandler	AZ	50%	70,800	100%
2	Arrowhead Towne Center	Glendale	AZ	50%	62,500	100%
3	Los Cerritos Center	Cerritos	CA	50%	138,800	100%
4	Vintage Faire Mall	Modesto	CA	50%	74,300	100%
5	Danbury Fair	Danbury	CT	50%	89,200	100%
6	Deptford Mall	Deptford	NJ	50%	95,900	100%
7	Freehold Raceway Mall	Freehold	NJ	50%	69,700	100%
8	Washington Square Mall	Portland	OR	50%	110,000	100%
9	South Plains Mall	Lubbock	TX	50%	75,300	100%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of September 30, 2016; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center	Sears	100%	257,700	95.8%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding	Kmart	50%	98,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	Sears	50%	185,700	100.0%	15
4	2821 East Main Street	Russellville	AR	Freestanding	Kmart	50%	88,000	100.0%	7
5	4800 North US Highway 89	Flagstaff	AZ	Mall	Sears	50%	66,200	100.0%	7
6	6515 East Southern Avenue	Mesa	AZ	Mall	Sears	50%	121,900	100.0%	11
7	10140 North 91st Avenue	Peoria	AZ	Shopping Center	n/a	n/a	104,400	100.0%	10
8	7611 West Thomas Road	Phoenix	AZ	Mall	Sears	50%	144,200	100.0%	10
9	12025 North 32nd Street	Phoenix	AZ	Freestanding	n/a	n/a	151,200	100.0%	11
10	3400 Gateway Boulevard	Prescott	AZ	Mall	Sears	50%	102,300	100.0%	10
11	2250 El Mercado Loop	Sierra Vista	AZ	Mall	Sears	50%	94,700	100.0%	7
12	2011 East Fry Boulevard	Sierra Vista	AZ	Freestanding	Kmart	50%	86,100	100.0%	12
13	5950 East Broadway Boulevard	Tucson	AZ	Mall	Sears	50%	250,100	100.0%	20
14	3150 South 4th Avenue	Yuma	AZ	Shopping Center	Sears	50%	90,400	100.0%	14
15	3625 East 18th Street	Antioch	CA	Shopping Center	Kmart	50%	95,200	100.0%	7
16	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	Kmart	50%	80,400	95.4%	8
17	20700 South Avalon Boulevard	Carson	CA	Mall	Sears	50%	181,200	100.0%	13
18	565 Broadway	Chula Vista	CA	Mall	Sears	50%	250,100	100.0%	16
19	5900 Sunrise Mall	Citrus Heights	CA	Mall	Sears	50%	289,500	100.0%	22
20	912 County Line Road	Delano	CA	Freestanding	Kmart	50%	86,100	100.0%	6
21	575 Fletcher Parkway	El Cajon	CA	Mall	Sears	50%	286,500	100.0%	22
22	3751 South Dogwood Road	El Centro	CA	Mall	Sears	50%	139,700	100.0%	14
23	1420 Travis Boulevard	Fairfield	CA	Mall	Sears	50%	164,100	100.0%	9
24	5901 Florin Road	Florin	CA	Shopping Center	Sears	50%	272,700	100.0%	20
25	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	Sears	50%	217,600	100.0%	13
26	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	Kmart	50%	94,800	100.0%	8
27	1011 West Olive Avenue	Merced	CA	Shopping Center	Sears	50%	92,600	100.0%	10
28	5080 East Montclair Plaza Lane	Montclair	CA	Mall	Sears	50%	174,700	100.0%	3
29	22550 Town Circle	Moreno Valley	CA	Mall	Sears	50%	169,400	100.0%	11
30	6000 Mowry Avenue	Newark	CA	Mall	Sears	50%	145,800	100.0%	10
31	12121 Victory Boulevard (5)	North Hollywood	CA	Shopping Center	Sears	50%	151,000	100.0%	4
32	9301 Tampa Avenue	Northridge	CA	Mall	Sears	50%	291,800	100.0%	15
33	72880 Highway 111	Palm Desert	CA	Mall	Sears	50%	151,500	100.0%	8
34	1855 Main Street	Ramona	CA	Shopping Center	Kmart	50%	107,600	94.5%	10
35	5261 Arlington Avenue	Riverside	CA	Freestanding	Sears	50%	214,200	100.0%	19
36	3001 Iowa Avenue	Riverside	CA	Freestanding	Kmart	50%	132,600	100.0%	13

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
37	1191 Galleria Boulevard	Roseville	CA	Mall	Sears	50%	139,000	100.0%	9
38	1700 North Main Street	Salinas	CA	Mall	Sears	50%	133,000	100.0%	10
39	100 Inland Center	San Bernardino	CA	Mall	Sears	100%	264,700	100.0%	22
40	1178 El Camino Real	San Bruno	CA	Mall	Sears	50%	276,600	100.0%	13
41	4575 La Jolla Village Drive	San Diego	CA	Mall	Sears	50%	194,800	100.0%	13
42	2180 Tully Road	San Jose	CA	Mall	Sears	50%	262,500	100.0%	22
43	4015 Capitola Road	Santa Cruz	CA	Mall	Sears	50%	119,600	100.0%	10
44	200 Town Center East	Santa Maria	CA	Mall	Sears	50%	108,600	100.0%	5
45	302 Colorado Avenue	Santa Monica	CA	Freestanding	Sears	100%	117,800	100.0%	3
46	895 Faulkner Road	Santa Paula	CA	Freestanding	Kmart	50%	71,300	100.0%	10
47	40710 Winchester Road	Temecula	CA	Mall	Sears	50%	115,600	100.0%	10
48	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center	Sears	50%	164,000	100.0%	11
49	3295 East Main Street	Ventura	CA	Mall	Sears	50%	178,600	100.0%	2
50	3501 South Mooney Boulevard	Visalia	CA	Shopping Center	Sears	50%	75,600	100.0%	7
51	1209 Plaza Drive	West Covina	CA	Mall	Sears	50%	142,000	100.0%	16
52	100 Westminster Mall	Westminster	CA	Mall	Sears	100%	197,900	100.0%	14
53	10785 West Colfax Avenue	Lakewood	CO	Shopping Center	Sears	50%	153,000	100.0%	8
54	1400 East 104th Avenue	Thornton	CO	Shopping Center	Kmart	50%	190,200	100.0%	25
55	850 Hartford Turnpike	Waterford	CT	Mall	Sears	50%	149,300	100.0%	11
56	1445 New Britain Avenue (7)	West Hartford	CT	Shopping Center	Sears	100%	202,100	100.0%	13
57	19563 Coastal Highway (7)	Rehoboth Beach	DE	Freestanding	Kmart	50%	122,100	100.0%	13
58	451 East Altamonte Drive	Altamonte Springs	FL	Mall	Sears	50%	214,300	100.0%	17
59	5900 Glades Road	Boca Raton	FL	Mall	Sears	50%	178,500	100.0%	19
60	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall	Sears	50%	99,900	100.0%	15
61	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	Kmart	50%	82,900	100.0%	9
62	27001 U.S. 19 North	Clearwater	FL	Mall	Sears	50%	211,700	100.0%	14
63	1625 Northwest 107th Avenue	Doral	FL	Mall	Sears	50%	212,900	100.0%	13
64	4125 Cleveland Avenue	Ft. Myers	FL	Mall	Sears	50%	146,800	100.0%	12
65	6201 West Newberry Road	Gainesville	FL	Mall	Sears	50%	140,500	100.0%	8
66	1675 West 49th Street	Hialeah	FL	Mall	Sears	50%	197,400	100.0%	8
67	1460 West 49th Street	Hialeah	FL	Freestanding	Kmart	50%	106,400	100.0%	9
68	2211 West Vine Street	Kissimmee	FL	Shopping Center	Kmart	50%	148,900	100.0%	14
69	3800 US Highway 98 North	Lakeland	FL	Mall	Sears	50%	156,200	100.0%	12
70	1050 South Babcock Street	Melbourne	FL	Freestanding	Sears	50%	102,600	100.0%	14
71	19505 Biscayne Boulevard	Miami	FL	Mall	Sears	100%	173,300	100.0%	12
72	20701 Southwest 112th Avenue	Miami	FL	Mall	Sears	100%	170,100	100.0%	15

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
73	2000 9th Street North	Naples	FL	Mall	Sears	50%	161,900	100.0%	12
74	10700 Biscayne Boulevard	North Miami	FL	Freestanding	Kmart	100%	122,300	100.0%	11
75	3100 Southwest College Road	Ocala	FL	Mall	Sears	50%	146,200	100.0%	12
76	380 Blanding Boulevard	Orange Park	FL	Shopping Center	n/a	n/a	87,400	100.0%	9
77	3111 East Colonial Drive (5)	Orlando	FL	Mall	Sears	100%	202,000	100.0%	18
78	733 North Highway 231	Panama City	FL	Mall	Sears	50%	139,300	100.0%	15
79	7171 North Davis Highway	Pensacola	FL	Shopping Center	Sears	50%	212,300	100.0%	15
80	8000 West Broward Boulevard	Plantation	FL	Mall	Sears	50%	201,600	100.0%	18
81	8201 South Tamiami Trail	Sarasota	FL	Mall	Sears	50%	212,500	100.0%	15
82	4501 66th Street North	St. Petersburg	FL	Freestanding	Kmart	50%	120,600	100.0%	11
83	2300 Tyrone Boulevard North (7)	St. Petersburg	FL	Mall	Sears	100%	193,900	100.0%	14
84	1500 Cumberland Mall Southeast	Atlanta	GA	Mall	Sears	50%	226,300	100.0%	15
85	7810 Abercorn Street	Savannah	GA	Mall	Sears	100%	167,300	100.0%	15
86	500 North Nimitz Highway (5)	Honolulu	HI	Freestanding	n/a	n/a	76,100	100.0%	4
87	1501 Highway 169 North	Algona	IA	Freestanding	Kmart	50%	99,300	100.0%	7
88	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall	Sears	50%	146,000	100.0%	12
89	1405 South Grand Avenue	Charles City	IA	Freestanding	Kmart	50%	96,600	100.0%	11
90	2307 Superior Street	Webster City	IA	Shopping Center	Kmart	50%	40,800	100.0%	4
91	460 North Milwaukee Street	Boise	ID	Mall	Sears	50%	123,600	100.0%	8
92	4730 West Irving Park Road	Chicago	IL	Freestanding	Sears	50%	356,700	100.0%	6
93	1601 North Harlem Avenue	Chicago	IL	Freestanding	Sears	50%	293,700	100.0%	7
94	5050 South Kedzie Avenue	Chicago	IL	Shopping Center	Kmart	50%	168,500	100.0%	9
95	17550 Halsted Street	Homewood	IL	Shopping Center	n/a	n/a	196,100	100.0%	19
96	3340 Mall Loop Drive	Joliet	IL	Mall	Sears	50%	204,600	100.0%	17
97	2860 South Highland Avenue	Lombard	IL	Freestanding	n/a	n/a	139,300	100.0%	8
98	4902-5000 23rd Avenue	Moline	IL	Freestanding	Kmart	50%	123,700	100.0%	12
99	7503 West Cermak Road	North Riverside	IL	Mall	Sears	50%	203,000	100.0%	13
100	2 Orland Square Drive	Orland Park	IL	Mall	Sears	50%	199,600	100.0%	16
101	2500 Wabash Avenue	Springfield	IL	Shopping Center	Kmart	50%	133,400	97.6%	14
102	3231 Chicago Road	Steger	IL	Freestanding	Kmart	50%	87,400	100.0%	3
103	3101 Northview Drive	Elkhart	IN	Shopping Center	Kmart	50%	86,500	100.0%	8
104	4201 Coldwater Road (5)	Ft. Wayne	IN	Mall	Sears	50%	227,600	100.0%	15
105	101 West Lincoln Highway	Merrillville	IN	Shopping Center	Kmart	50%	173,100	85.0%	17
106	4820 South 4th Street Trafficway	Leavenworth	KS	Freestanding	Kmart	50%	83,600	100.0%	9
107	9701 Metcalf Avenue	Overland Pk	KS	Shopping Center	Sears	50%	223,200	100.0%	19
108	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center	Kmart	50%	93,000	80.9%	13

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
109	2815 West Parrish Avenue	Owensboro	KY	Shopping Center	Kmart	50%	68,300	100.0%	5
110	5101 Hinkleville Road	Paducah	KY	Mall	Sears	50%	108,200	100.0%	9
111	133 Monarch Drive	Houma	LA	Freestanding	Kmart	50%	101,400	100.0%	9
112	5715 Johnston Street	Lafayette	LA	Mall	Sears	50%	194,900	100.0%	16
113	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding	Kmart	50%	91,700	100.0%	12
114	200 Grossman Drive (5)	Braintree	MA	Shopping Center	n/a	n/a	89,300	90.3%	34
115	1325 Broadway	Saugus	MA	Mall	Sears	50%	210,500	100.0%	16
116	15700 Emerald Way (5)	Bowie	MD	Shopping Center	Sears	50%	131,700	100.0%	11
117	126 Shawan Road	Cockeysville	MD	Shopping Center	Sears	50%	165,900	100.0%	12
118	3207 Solomons Island Road	Edgewater	MD	Shopping Center	Kmart	50%	117,200	100.0%	14
119	17318 Valley Mall Road (5)	Hagerstown	MD	Mall	Sears	50%	122,700	93.6%	12
120	417 Main Street	Madawaska	ME	Shopping Center	Kmart	50%	49,700	100.0%	2
121	2355 US Highway 23 South	Alpena	MI	Freestanding	Kmart	50%	118,200	100.0%	12
122	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center	Sears	50%	152,700	100.0%	15
123	2100 Southfield Road	Lincoln Park	MI	Shopping Center	Sears	50%	301,700	100.0%	17
124	1560 US 31 South	Manistee	MI	Shopping Center	Kmart	50%	94,600	100.0%	12
125	32123 Gratiot Avenue (7)	Roseville	MI	Mall	Sears	50%	385,400	100.0%	21
126	2760 I-75 Business Spur	Sault Ste. Marie	MI	Freestanding	Kmart	50%	92,700	100.0%	11
127	22801 Harper Avenue	St. Clair Shores	MI	Freestanding	Kmart	100%	122,200	100.0%	11
128	300 West 14 Mile Road (7)	Troy	MI	Mall	Sears	50%	402,600	100.0%	30
129	3100 Washtenaw Road	Ypsilanti	MI	Freestanding	n/a	n/a	99,400	100.0%	12
130	14250 Buck Hill Road	Burnsville	MN	Mall	Sears	50%	167,400	100.0%	15
131	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center	Kmart	50%	87,100	100.0%	15
132	3001 White Bear Avenue North	Maplewood	MN	Mall	Sears	50%	174,900	100.0%	14
133	425 Rice Street	St. Paul	MN	Freestanding	Sears	100%	217,900	100.0%	17
134	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding	Kmart	50%	82,600	100.0%	6
135	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center	Kmart	50%	119,000	100.0%	11
136	2304 Missouri Boulevard	Jefferson City	MO	Freestanding	Kmart	50%	97,100	100.0%	10
137	3700 South Campbell Avenue	Springfield	MO	Shopping Center	n/a	n/a	112,900	100.0%	8
138	2308 Highway 45 North	Columbus	MS	Shopping Center	Kmart	50%	166,700	98.3%	18
139	3180 Highway 2 West	Havre	MT	Freestanding	Kmart	50%	94,700	100.0%	9
140	1 South Tunnel Road	Asheville	NC	Mall	Sears	50%	240,700	100.0%	16
141	545 Concord Parkway North	Concord	NC	Shopping Center	Kmart	50%	171,300	100.0%	26
142	1302 Bridford Parkway	Greensboro	NC	Shopping Center	n/a	n/a	173,300	99.0%	16
143	1 20th Avenue Southeast	Minot	ND	Shopping Center	Kmart	50%	110,400	100.0%	13
144	4700 2nd Avenue	Kearney	NE	Freestanding	Kmart	50%	86,500	100.0%	8

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
145	1500 South Willow Street	Manchester	NH	Mall	Sears	50%	144,100	100.0%	11
146	310 Daniel Webster Highway	Nashua	NH	Mall	Sears	50%	167,100	100.0%	7
147	50 Fox Run Road	Portsmouth	NH	Mall	Sears	50%	127,000	100.0%	13
148	77 Rockingham Park Boulevard	Salem	NH	Mall	Sears	50%	250,500	100.0%	14
149	1500 Highway 35	Middletown	NJ	Freestanding	Sears	100%	191,200	100.0%	23
150	1640 Route 22	Watchung	NJ	Freestanding	Sears	100%	262,900	100.0%	19
151	50 Route 46 (5)	Wayne	NJ	Mall	Sears	50%	327,300	100.0%	26
152	1205 East Pine Street	Deming	NM	Freestanding	Kmart	50%	96,600	100.0%	10
153	3000 East Main Street	Farmington	NM	Freestanding	Kmart	50%	90,700	100.0%	11
154	2220 North Grimes Street	Hobbs	NM	Shopping Center	Kmart	50%	88,900	100.0%	8
155	10405 South Eastern Avenue	Henderson	NV	Shopping Center	Kmart	50%	143,900	100.0%	12
156	4000 Meadows Lane	Las Vegas	NV	Mall	Sears	50%	150,200	100.0%	11
157	5400 Meadowood Mall Circle	Reno	NV	Mall	Sears	50%	198,800	100.0%	3
158	1425 Central Avenue (5)	Albany	NY	Mall	Sears	50%	285,500	92.8%	21
159	4155 State Route 31	Clay	NY	Mall	Sears	50%	146,500	100.0%	12
160	4000 Jericho Turnpike	East Northport	NY	Shopping Center	Sears	50%	195,400	100.0%	18
161	195 North Broadway	Hicksville	NY	Freestanding	Sears	100%	362,600	100.0%	30
162	601 Harry L Drive	Johnson City	NY	Mall	Sears	50%	155,100	100.0%	11
163	2801 West State Street	Olean	NY	Freestanding	Kmart	50%	118,000	100.0%	13
164	317 Greece Ridge Center Drive	Rochester	NY	Mall	Sears	50%	128,500	100.0%	15
165	171 Delaware Avenue	Sidney	NY	Shopping Center	Kmart	50%	94,400	100.0%	19
166	200 Eastview Mall	Victor	NY	Mall	Sears	50%	123,000	100.0%	14
167	600 Lee Boulevard	Yorktown Heights	NY	Mall	Sears	50%	160,000	100.0%	12
168	4100 Belden Village Avenue Northwest	Canton	OH	Mall	Sears	50%	219,400	100.0%	19
169	2000 Brittain Road	Chapel Hill	OH	Mall	Sears	50%	194,700	100.0%	21
170	2700 Miamisburg Centerville Road	Dayton	OH	Mall	Sears	50%	192,500	100.0%	16
171	1005 East Columbus Street	Kenton	OH	Freestanding	Kmart	50%	96,100	100.0%	11
172	502 Pike Street	Marietta	OH	Freestanding	Kmart	50%	87,500	100.0%	7
173	7875 Johnnycake Ridge Road	Mentor	OH	Mall	Sears	50%	219,100	100.0%	20
174	6950 West 130th Street	Middleburg Heights	OH	Shopping Center	Sears	50%	359,000	100.0%	15
175	1447 North Main Street	North Canton	OH	Shopping Center	Kmart	50%	87,100	100.0%	9
176	555 South Avenue	Tallmadge	OH	Freestanding	Kmart	50%	84,200	100.0%	8
177	3408 West Central Avenue	Toledo	OH	Shopping Center	Sears	50%	218,700	100.0%	11
178	4 East Shawnee Road	Muskogee	OK	Freestanding	Kmart	50%	87,500	100.0%	10
179	4400 South Western Avenue	Oklahoma City	OK	Freestanding	Sears	50%	173,700	100.0%	24
180	3132 East 51st Street	Tulsa	OK	Freestanding	n/a	n/a	87,200	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
181	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall	Sears	50%	144,300	100.0%	12
182	2640 West 6th Street	The Dalles	OR	Freestanding	Kmart	50%	87,100	100.0%	8
183	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center	Kmart	50%	117,800	100.0%	3
184	3975 Columbia Avenue	Columbia	PA	Shopping Center	Kmart	50%	86,700	100.0%	8
185	160 North Gulph Road, Suite 4000 (6)	King Of Prussia	PA	Mall	n/a	n/a	210,900	97.6%	14
186	1745 Quentin Road	Lebanon	PA	Shopping Center	Kmart	50%	117,200	100.0%	15
187	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center	Kmart	50%	83,500	100.0%	10
188	400 North Best Avenue	Walnutport	PA	Freestanding	Kmart	50%	121,200	100.0%	16
189	1094 Haines Road	York	PA	Shopping Center	Kmart	50%	82,000	100.0%	6
190	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	Kmart	50%	115,200	100.0%	10
191	400 Calle Betances	Caguas	PR	Mall	Sears	50%	138,700	100.0%	8
192	Avenue 65 Infanteria	Carolina	PR	Mall	Sears	50%	198,000	100.0%	11
193	Martinez Nadal Avenue (PR-20), Km 3.4	Guaynabo	PR	Shopping Center	Kmart	50%	217,300	93.5%	18
194	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	Kmart	50%	118,200	100.0%	13
195	2643 Ponce Bypass	Ponce	PR	Shopping Center	Kmart	50%	126,900	100.0%	9
196	650 Bald Hill Road (7)	Warwick	RI	Shopping Center	Sears	50%	246,100	100.0%	20
197	3801B Clemson Boulevard (5)	Anderson	SC	Shopping Center	Kmart	50%	118,800	100.0%	12
198	7801 Rivers Avenue (7)	Charleston	SC	Mall	Sears	50%	138,900	100.0%	14
199	2302 Cherry Road	Rock Hill	SC	Shopping Center	Kmart	50%	89,300	100.0%	12
200	3020 West 12th Street	Sioux Falls	SD	Freestanding	Kmart	50%	72,500	100.0%	6
201	2800 North Germantown Parkway	Cordova	TN	Mall	Sears	50%	160,900	100.0%	12
202	4570 Poplar Avenue (5)	Memphis	TN	Freestanding	n/a	n/a	135,200	32.0%	11
203	12625 North Interstate Highway 35	Austin	TX	Shopping Center	Sears	50%	172,000	100.0%	25
204	3450 West Camp Wisdom Road	Dallas	TX	Mall	Sears	50%	205,300	100.0%	13
205	9484 Dyer Street	El Paso	TX	Freestanding	Kmart	50%	112,100	100.0%	11
206	300 Baybrook Mall	Friendswood	TX	Mall	Sears	50%	166,000	100.0%	13
207	1129 Morgan Boulevard	Harlingen	TX	Shopping Center	Kmart	50%	91,700	100.0%	7
208	303 Memorial City	Houston	TX	Mall	Sears	50%	218,600	100.0%	20
209	12605 North Gessner Road	Houston	TX	Freestanding	n/a	n/a	134,000	100.0%	11
210	6301 Northwest Loop 410	Ingram	TX	Mall	Sears	50%	168,400	100.0%	12
211	2501 Irving Mall	Irving	TX	Mall	Sears	50%	176,900	100.0%	18
212	201 Central Park Mall (5)	San Antonio	TX	Freestanding	Sears	50%	213,100	96.3%	15
213	4000 North Shepherd	Shepherd	TX	Freestanding	Sears	50%	201,700	100.0%	12
214	13131 Preston Road	Valley View	TX	Mall	Sears	100%	235,000	100.0%	23
215	9570 Southwest Freeway	Westwood	TX	Freestanding	Sears	50%	215,000	100.0%	18
216	2010 North Main Street	Layton	UT	Shopping Center	Kmart	50%	177,200	85.1%	14

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
217	7453 South Plaza Center Drive (5)	West Jordan	UT	Shopping Center	Sears	50%	205,500	100.0%	12
218	5901 Duke Street	Alexandria	VA	Mall	Sears	50%	262,100	100.0%	18
219	1401 Greenbrier Parkway	Chesapeake	VA	Mall	Sears	50%	169,400	100.0%	15
220	12000 Fair Oaks Mall (5)	Fairfax	VA	Mall	Sears	50%	219,900	95.0%	15
221	5200 Mercury Boulevard Suite 100	Hampton	VA	Shopping Center	Sears	50%	245,000	100.0%	16
222	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall	Sears	50%	197,300	100.0%	14
223	141 West Lee Highway	Warrenton	VA	Shopping Center	Sears	50%	121,000	100.0%	9
224	2200 148th Avenue Northeast	Redmond	WA	Shopping Center	Sears	50%	267,400	100.0%	15
225	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall	Sears	50%	129,700	100.0%	10
226	2304 East Nob Hill Boulevard	Yakima	WA	Freestanding	Kmart	50%	117,300	82.9%	14
227	5200 South 76th Street	Greendale	WI	Mall	Sears	50%	238,400	100.0%	21
228	53 West Towne Mall (5)	Madison	WI	Mall	Sears	50%	138,300	100.0%	18
229	1425 East Bus Highway 151	Platteville	WI	Freestanding	Kmart	50%	94,800	100.0%	10
230	1701 4th Avenue West	Charleston	WV	Shopping Center	Kmart	50%	105,600	100.0%	10
231	731 Beverly Pike	Elkins	WV	Shopping Center	Kmart	50%	99,600	95.3%	8
232	101 Great Teays Boulevard	Scott Depot	WV	Freestanding	Kmart	50%	89,800	100.0%	8
233	4000 East 2nd Street	Casper	WY	Shopping Center	Kmart	50%	91,400	100.0%	8
234	2150 South Douglas Highway	Gillette	WY	Freestanding	Kmart	50%	94,600	100.0%	10
235	1960 North Federal Boulevard	Riverton	WY	Freestanding	Kmart	50%	94,800	100.0%	9
	Total - Wholly-Owned Properties						36,954,200	99.2%	3,004

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)

Properties with 50% recapture rights are subject to the Company's right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the Company has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(3)	In addition to the 50% recapture rights described above, properties with 100% recapture rights are subject to the Company's right to recapture the entire space within a store for a specified fee.
(4)	Based on signed leases as of September 30, 2016.
(5)	The Company exercised some or all of its recapture rights for this property during or prior to the quarter ended September 30, 2016.
(6)	Property is subject to a ground lease.
(7)	The Company submitted a recapture notice for this property subsequent to September 30, 2016.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDA, Adjusted EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of Total NOI, EBITDA, Adjusted EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in the tables accompanying this press release.

Net Operating Income ("NOI") and Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI items such as straight-line rent, and amortization of intangibles resulting from acquisition accounting.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Company’s master lease with Sears Holdings with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and multiplying by four, adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings’ space to be recaptured.

Earnings Before Interest Expense, Income Tax, Depreciation, and Amortization ("EBITDA") and Adjusted EBITDA

EBITDA is defined as net income less depreciation, amortization, interest expense and provision for income and other taxes.  EBITDA is a commonly used measure of performance in many industries, but may not be comparable to measures calculated by other companies.  The Company believes EBITDA provides useful information to investors regarding its results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDA facilitates comparisons between the Company and other equity REITs, retail property owners who are not REITs, and other capital-intensive companies.

The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for certain non-cash and non-comparable items, such as loss on interest rate cap, litigation charges, acquisition-related expenses, and up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as loss on interest rate cap, litigation charges, acquisition-related expenses, and up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.  The Company previously referred to this metric as Normalized FFO and the calculation remains the same.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements, which are based on the current beliefs and expectations of management and are subject to significant risks, assumptions and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to: competition in the real estate and retail industries; our substantial dependence on Sears Holdings Corporation; Sears Holdings Corporation’s termination and other rights under its master lease with us; risks relating to our recapture and acquisition of properties and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our lack of operating history.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in filings with the Securities and Exchange Commission.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

489 Fifth Avenue | New York, NY 10017

212-355-7800 | www.seritage.com